Non-Controlling Interests	12 Months Ended
Mar. 31, 2023
Disclosure of non-controlling interests [Abstract]
NON-CONTROLLING INTERESTS
18.	NON-CONTROLLING INTERESTS

The continuity of non-controlling interests is summarized as follows:

	Henan	Henan		Guangdong
	Found	Huawei	Yunxiang	Found	New Infini	Total
Balance, April 1, 2021	$78,564	$5,182	$3,032	$(351)	$11,727	$98,154
Share of net income (loss)	12,639	182	(185)	154	(140)	12,650
Share of other comprehensive income	1,732	194	68	16	-	2,010
Distributions	(3,266)	(630)	-	-	(1,200)	(5,096)
Balance, March 31, 2022	$89,669	$4,928	$2,915	$(181)	$10,387	$107,718
Share of net income (loss)	11,584	(121)	(157)	78	(10,892)	492
Share of other comprehensive loss	(6,037)	(351)	(118)	(46)	-	(6,552)
Distributions	(9,934)	(946)	-	-	-	(10,880)
Balance, March 31, 2023	$85,282	$3,510	$2,640	$(149)	$(505)	$90,778

As at March 31, 2023, non-controlling interests in Henan Found, Henan Huawei, Yunxiang, Guangdong Found and New Infini were 22.5%, 20%, 30%, 1%, and 53.9%, respectively (March 31, 2022 – 22.5%, 20%, 30%, 1%, and 53.9%, respectively).

Henan Non-ferrous Geology Minerals Ltd. (“Henan Non-ferrous”) is the 17.5% equity interest holder of Henan Found. During the year ended March 31, 2023, Henan Found declared and paid dividends of $7.7 million (year ended March 31, 2022 – declared and paid dividends of $2.5 million) to Henan Non-ferrous.

Henan Xinxiangrong Mining Ltd. (“Henan Xinxiangrong”) is the 5% equity interest holder of Henan Found. During the year ended March 31, 2023, Henan Found declared and paid dividends of $2.2 million (year ended March 31, 2022 – declared and paid dividends of $0.8 million) to Henan Xinxiangrong.

Henan Xinhui Mining Co., Ltd. (“Henan Xinhui”) is a 20% equity interest holder of Henan Huawei. For the year ended March 31, 2023, Henan Huawei declared and paid dividends of $0.9 million (year ended March 31, 2022 – $0.6 million) to Henan Xinhui.